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                                                                   Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS





We consent to the use in this Registration Statement on Form S-1 filed with the Securities and Exchange Commission of our report dated August 20, 1998 with respect to the financial statements of All-Tech Investment Group, Inc. included herein and to the reference to us under the caption "Experts" in the Prospectus.




WOLINETZ, GOTTLIEB & LAFAZAN, P.C.






Rockville Centre, New York
September 17, 1998